UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 15, 2002
(Date of Report)

January 2, 2002
(Date of earliest event reported)

 INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12 South Main Street, Suite 100, Minot, ND	58701
(Address of principal executive offices)	(Zip Code)

(701) 837-4738
(Registrant’s telephone number, including area code)

The undersigned Registrant hereby amends its Current Report on Form 8-K dated January 2, 2002,  which was filed with the Securities and Exchange Commission on January 17, 2002, to include the financial statements required by Item 7 (a) of Form 8-K and the pro forma financial information required by Item 7 (b) of Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements:  See Index to Financial Statements and Pro Forma Financial Information appearing on Page F-1 of  this Form 8-K/A.

(b)     Pro Forma Financial Information:  See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

(c)     Exhibits
         None

 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
By: /s/ Thomas A. Wentz, Sr.________________ Thomas A. Wentz, Sr. President

March 15, 2002

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

APPLEWOOD ON THE GREEN APARTMENTS
Independent Auditor's Report..........................................................................	F-2
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2000....................................................	F-3
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2000.....................................	F-4
Unaudited Interim Financial Statement for the Period January 1, 2001, through October 31, 2001.........................................................................	F-5
Unaudited Estimated Taxable Operating Results...............................................	F-5
BLOOMINGTON BUSINESS PLAZA
Independent Auditor's Report..........................................................................	F-6
Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2000, 1999, and 1998........................	F-7
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2000, 1999, and 1998.........	F-8
Unaudited Interim Financial Statement for the Period January 1, 2001, through September 30, 2001.....................................................................	F-9
Unaudited Estimated Taxable Operating Results...............................................	F-9
STONE CONTAINER PLANT
Independent Auditor's Report..........................................................................	F-10
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001....................................................	F-11
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2001....................................	F-12
Unaudited Estimated Taxable Operating Results...............................................	F-13
THRESHER SQUARE
Independent Auditor's Report..........................................................................	F-14
Historical Summary of Gross Income and Direct Operating Expenses For the Years Ended December 31, 2001, 2000 and 1999........................	F-15
Notes to Historical Summary of Gross Income and Direct Operating Expenses For the Years Ended December 31, 2001, 2000, and 1999........	F-16
Unaudited Estimated Taxable Operating Results...............................................	F-17

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Applewood Apartments ("Historical Summary") for the year ended December 31, 2000.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Applewood Apartment’s revenue and expenses.

      In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Applewood Apartments for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady, Martz and Associates, P.C.
Brady, Martz, and Associates, P.C.

Minot, North Dakota

March 12, 2002

Applewood Apartments Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2000

GROSS INCOME
Real estate rentals	$ 1,421,771
Other rental income	61,062
Total Gross Income	$ 1,482,833
DIRECT OPERATING EXPENSES
Utilities	$ 134,710
Repairs & Maintenance	181,222
Real Estate Taxes	129,914
Insurance	18,098
Total Direct Operating Expenses	$ 463,944

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 1,018,889

       The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

Applewood Apartments Notes to Historical Summary of Gross Income and Direct Operating  Expenses for the Year Ended December 31, 2000

Note 1.

Nature of Business
Applewood Apartments is a 234-unit, multi-tenant apartment community located in Omaha, Nebraska.  The operations of Applewood consists of leasing residential units to various tenants.  Leases are generally for terms of one year or less.

Note 2.

Basis of Presentation
IRET Properties purchased Applewood Apartments on November 1, 2001.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Olympic Village, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a)  interest expense on existing mortgage and borrowings
        (b)  depreciation of property and equipment
        (c)   certain administrative expenses
        (d)  management fees

Note 3.

Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs which do not add to the value or extend useful lives are charged to expense as incurred.

Applewood Apartments Unaudited Interim Financial Statement for the Period January 1, 2001 through October 31, 2001

GROSS INCOME
Real estate rentals	$ 1,072,775
Other rental income	45,223
Total Gross Income	$ 1,117,998
DIRECT OPERATING EXPENSES
Utilities	$ 120,129
Repairs & Maintenance	206,068
Real Estate Taxes	108,262
Insurance	15,082
Total Direct Operating Expenses	$ 449,541

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 668,457

Unaudited Estimated Taxable Operating Results

      The table below represents estimated taxable operating results of Applewood Apartments in Omaha, Nebraska for the first twelve-month period of the acquisition.  Said property is a 234-unit apartment community, of which assumptions of 8% annual vacancy.

Cash Flow Projections

Rental Revenue	$ 1,501,444
Other Revenue	100,000
Interest Expense	-511,723
Operating Expenses	-710,000
Principle Mortgage Reduction	-104,285
OPERATING CASH FLOW	$ 275,436

Independent Auditor’s Report

 To the Board of Trustees of Investors Real Estate Trust

       We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Bloomington Business Center ("Historical Summary") for the years ended December 31, 2000, 1999 and 1998.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audits provide a reasonable basis for our opinion.

      The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Bloomington Business Center’s revenue and expenses.

      In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Bloomington Business Center for the years ended December 31, 2000, 1999, and 1998 in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady, Martz and Associates, P.C.
Brady, Martz, and Associates, P.C.

Minot, North Dakota

March 12, 2002

Bloomington Business Plaza Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2000, 1999, and 1998

GROSS INCOME	12/31/00	12/31/99	12/31/98
Real estate rentals	$ 710,257	$ 661,625	$ 671,694
Operating Expense Reimbursements	363,052	353,339	360,045
Total Gross Income	$ 1,073,309	$ 1,014,964	$ 1,031,739
DIRECT OPERATING EXPENSES
Utilities	$ 16,760	$ 15,795	$ 24,266
Repairs and Maintenance	75,313	91,365	85,001
Real Estate Taxes	243,448	238,443	256,158
Property Management	54,031	51,929	53,662
Insurance	9,113	8,042	9,444
Total Direct Operating Expenses	$ 398,665	$ 405,574	$ 428,531
EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 674,644	$ 609,390	$ 603,208

        The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

Bloomington Business Center Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2000, 1999, and 1998

Note 1.

Nature of Business
Bloomington Business Center is a multi-tenant commercial property located in Bloomington, Minnesota, containing 114,819 square feet of rentable space which was acquired on October 1, 2001.  The property was acquired from an entity controlled by Steven B. Hoyt who is a Trustee of IRET.  Therefore, Historical Summary of Gross Income and Direct Operating are being presented for three years.

Note 2.

Basis of Presentation
IRET Properties purchased Bloomington Business Center October 1, 2001.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Bloomington Business Center, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a)  interest expense on existing mortgage and borrowings
        (b)  depreciation of property and equipment
        (c)  professional expenses

Note 3.

Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs which do not add to the value or extend useful lives are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to December 31, 2007.  The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2000.

                                Year                                                         Amount
                                2001                                       $              737,933
                                2002                                                       614,826
                                2003                                                       488,894
                                2004                                                       402,650
                                2005                                                       310,996
                                Thereafter                             $              314,110
                                Total                                      $           2,869,409

Expense Reimbursement – Expense reimbursements represent operating expenses, including real estate taxes billed to the tenants and are recognized in the period the expenses are incurred.

Bloomington Business Plaza Unaudited Interim Financial Statement  for the Period January 1, 2001 through September 30, 2001

GROSS INCOME
Real estate rentals	$ 548,433
Operating Expense Reimbursements	277,001
Total Gross Income	$ 825,434
DIRECT OPERATING EXPENSES
Utilities	$ 9,658
Repairs & Maintenance	60,912
Real Estate Taxes	187,537
Property Management Expense	41,931
Insurance	10,598
Total Direct Operating Expenses	$ 310,636

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 514,798

 Unaudited Estimated Taxable Operating Results

      The table below represents estimated taxable operating results of Bloomington Business Plaza, Bloomington, Minnesota for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 114,819 net rentable square footage, of which assumptions for net rent is based upon 7% vacancy.

Cash Flow Projections

Rental Revenue	$ 694,021
Interest Expense	-352,500
Principle Mortgage Reduction	-74,400
OPERATING CASH FLOW	$ 267,121

 Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Stone Container ("Historical Summary") for the year ended December 31, 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Stone Container’s revenue and expenses.

      In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Stone Container for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady, Martz and Associates, P.C.
Brady, Martz, and Associates, P.C.

Minot, North Dakota

March 12, 2002

Stone Container Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

GROSS INCOME
Real estate rentals	$ 916,135
DIRECT OPERATING EXPENSES	0

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 916,135

               The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

Stone Container Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

Note 1.

Nature of Business
Stone Container is a single-tenant commercial property located in Roseville, Minnesota, containing 229,072 square feet of rentable space which was acquired on December 20, 2001.  The tenant is responsible for all costs and expenses.  Therefore, direct operating expenses have been excluded from the Historical Summary for the year ended December 31, 2001.

Note 2.

Basis of Presentation
IRET Properties purchased the Stone Container building December 20, 2001.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Stone Container, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a)  interest expense on existing mortgage and borrowings
        (b)  depreciation of property and equipment
        (c)  management and leasing  fees
        (d)  certain administrative and professional  expenses
        (e)  provision for income taxes
        (f) operating expenses such as utilities, real estate taxes, insurance, etc.

Note 3.

Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs which do not add to the value or extend useful lives are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  The lease is classified as a triple-net lease, and will expire on December 31st 2010.  The following is a schedule by years of future minimum rents receivable on operating lease in effect as of December 31, 2001.

                                 Year                                                        Amount
                                2002                                       $              817,787
                                2003                                                       849,857
                                2004                                                       868,183
                                2005                                                       888,799
                                2006                                                       923,160
                                Thereafter                             $           4,100,388
                                Total                                      $           8,448,175

Stone Container Unaudited Estimated Taxable Operating Results

    The table below represents estimated taxable operating results of Stone Container in Roseville, Minnesota for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 229,072 rentable square footage, of which assumptions for net rent is based upon 100% occupancy.

Cash Flow Projections

Rental Revenue	$ 817,787
Interest Expense	-355,100
Principle Mortgage Reduction	-126,825
OPERATING CASH FLOW	$ 335,862

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

       We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Thresher Square ("Historical Summary") for the years ended December 31, 2001, 2000 and 1999.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audits provide a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Thresher Square’s revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Thresher Square for the years ended December 31, 2001, 2000, and 1999 in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady, Martz and Associates, P.C.
Brady, Martz, and Associates, P.C.

Minot, North Dakota

March 12, 2002

Thresher Square Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2001, 2000 and 1999

GROSS INCOME	12/31/01	12/31/00	12/31/99
Real estate rentals	$ 1,145,294	$ 1,113,778	$ 1,081,460
Operating Expense Reimbursements	936,287	866,369	820,621
Other Income	34,408	33,052	30,881
Total Gross Income	$ 2,115,989	$ 2,013,199	$ 1,932,962
DIRECT OPERATING EXPENSES
Utilities	$ 175,256	$ 151,905	$ 155,854
Repairs and Maintenance	457,100	393,358	380,893
Real Estate Taxes	351,410	318,571	320,450
Property Management	106,439	100,570	95,166
Insurance	13,740	10,997	10,144
Total Direct Operating Expenses	$ 1,103,945	$ 975,401	$ 962,507
EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 1,012,044	$ 1,037,798	$ 970,455

                      The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

Thresher Square Notes To Historical Summary of Gross Income and Direct Operating Expenses For The Years Ended December 31, 2001, 2000 and 1999.

Note 1.

Nature of Business
Thresher Square is a multi-tenant commercial property located in Minneapolis, Minnesota, containing 113,736 square feet of rentable space which was acquired on January 2, 2002.  The property was acquired from an entity controlled by Steven B. Hoyt who is a Trustee of IRET.  Therefore, Historical Summary of Gross Income and Direct Operating are being presented for three years.

Note 2.

Basis of Presentation
IRET Properties purchased Thresher Square January 2, 2002.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Thresher Square, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a)  interest expense on existing mortgage and borrowings
        (b)  depreciation of property and equipment
        (c)   professional expenses

Note 3.

Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs which do not add to the value or extend useful lives are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to January 31, 2009.  The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2001.

                                 Year                                                            Amount
                                2002                                       $                 904,916
                                2003                                                          752,891
                                2004                                                          700,612
                                2005                                                          700,612
                                Thereafter                             $              1,817,916
                                Total                                      $              4,876,947

Expense Reimbursement – Expense reimbursements represent operating expenses, including real estate taxes billed to the tenants and are recognized in the period the expenses are incurred.

Thresher Square Unaudited Estimated Taxable Operating Results

      The table below represents estimated taxable operating results of Thresher Square in Minneapolis, Minnesota for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 113,736 rentable square footage, of which assumptions for net rent is based upon 93% occupancy.

Cash Flow Projections

Rental Revenue	$ 1,120,000
Interest Expense	-452,221
Principle Mortgage Reduction	-370,000
OPERATING CASH FLOW	$ 297,779